UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255

2. Modification Number: 9

3a. Subcontract Administrator: Lisa Cobb

3b. Email address:	**3c. Telephone:**	**3d. Fax:**
COBBLL@ORNL.GOV	865-576-5470	865-241-5557

4. Name and Address of Seller:
Seller Number: 219986
CENTRUS ENERGY CORP
6903 ROCKLEDGE DR # 400 2 DEMOCRAC
BETHESDA MD 20817-1872

5. Modification Issued By:
UT-Battelle, LLC
c/o Oak Ridge National Laboratory
P.O. BOX 2008, BLDG. 5300
OAK RIDGE, TN 37831-6050

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting information:

Previous total value: $ 75,373,291.00	**Change in total value:** $ 0.00	**Revised total value:** $ 75,373,291.00
Previous funded value: $ 40,653,036.00	**Change in funded value:** $ 0.00	**Revised funded value:** $ 40,653,036.00

8. Performance Period: Performance Period remains unchanged: 05/01/2014 - 03/31/2015

9. ( ) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	**10. UT-Battelle, LLC**
A. Signature of person authorized to sign for Seller: [signature]	A. Signature of person authorized to sign: Lisa L. Cobb — Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US Date: 2014.10.13 12:27:38 -04'00'
B. Name of signer: Dale R. Bauer	B. Name of signer
C. Title of signer: Manager, Government Contracts	C. Title of signer
D. Date: 10/14/14	D. Date

UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

4000130255, Modification 9

Description Of Modification

Modification 9, dated October 13, 2014, is issued to add, delete, or modify the following:

- Incorporate name change agreement to revise Seller's name from USEC, Inc., to Centrus Energy Corp.

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Section I. List of Attachments is revised to read:

Attachment A Wage Determination 2005-2103 Revision No. 13 dated 06/19/2013

Attachment B Wage Determination 2005-2493 Revision No. 18 dated 06/19/2013

Attachment C Wage Determination 2005-2423 Revision No. 14 dated 06/19/2013

Attachment D Name Change Agreement dated 10/13/2014

No other changes.

*******************End of Modification*************************
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